                          AGREEMENT TO BUILD AND LEASE
                          ----------------------------


          This Agreement to Build and Lease (this "Agreement") is made as of October 27, 1997 by and between NIKKO CAPITAL CORP., a California corporation ("Owner") and CONSUMER PORTFOLIO SERVICES, INC., a California corporation ("Tenant").

                                    RECITALS
                                    --------

          I. Owner is the record owner of a certain parcel of land in the City of Irvine, County of Orange, State of California, more particularly described on
Schedule 1 (the "Land").

          II. Tenant desires to occupy on the Land a 115,000 square foot office building and related on and off site improvements, including structured parking (the "Improvements") as depicted on Schedule 2.

          III. Owner, on the terms and subject to the conditions set forth herein, is willing to construct the Improvements on the Land and lease the Land and the Improvements (collectively the "Property") to Tenant.

          NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

l.  DEFINITIONS: As used herein, the following terms have the following
    -----------
respective meanings:

          Base Improvements.  That portion of the Improvements described as the
          -----------------
Base Improvements on Schedule 3 attached hereto.

          Improvements:  As described in Recital II.
          ------------

          Land:  As described in Recital I.
          ----

          Lease:  The Lease of even date herewith between Owner as Lessor and
          -----
Tenant as Tenant.

          Final Plans and Specifications:  The plans and specification prepared
          ------------------------------
based on the Preliminary Plans and Specifications and approved by Owner and Tenant as set forth in Section 2.1.

          Preliminary Plans and Specifications:  The preliminary plans and
          ------------------------------------
outline specifications for the Improvements prepared by the Project Architect, approved by Owner and Tenant and listed on Schedule 3.

          Project Architects:  Lee & Sakahara Architects or such other firm of
          ------------------
architects selected by Owner and approved by Tenant.

          Project Contractor:  Nielson Dillingham Builders or such other general
          ------------------
contractor selected by Owner and approved by Tenant.

          Property:  The Land and the Improvements
          --------

          Tenant Improvements:  That portion of the Improvements not included
          -------------------
with the Base Improvements.

          Term Commencement Date:  As defined in Section 2.5.
          ----------------------

          Unavoidable Delays:  Delays due to strikes, acts of God, inclement
          ------------------
weather, governmental restrictions, enemy action, riots, civil commotion, fire, unavoidable casualty, shortage of materials or other causes beyond the control of Owner or the Project Contractor. Lack of funds shall not be deemed to be a cause beyond the control of Owner.

2.  DESIGN AND CONSTRUCTION OF THE IMPROVEMENTS.
    -------------------------------------------

          2.1  Plans and Specifications.  Owner and Tenant have approved the
               ------------------------
Preliminary Plans and Specifications for the Improvements. Owner shall engage the Project Architect to prepare plans and specifications for the Improvements in conformity with the Preliminary Plans and Specifications. Tenant shall have a period of ten (10) business days after receipt of the plans and specifications to approve or disapprove the same. Any disapproval shall be in writing and shall be accompanied by a detailed statement of what changes could be incorporated in the plans and specifications to obtain Tenant's approval. Owner shall have ten (10) days after receipt of Tenant's timely notice of disapproval to notify Tenant whether Tenant's requested changes to the plans and specifications will be incorporated into the design of the Improvements and, if any requested changes will not be incorporated, the reasons therefore. Owner shall make any changes requested by Tenant which are necessary in order to make the Final Plans and Specifications consistent with the Preliminary Plans and Specifications. Tenant may, within five (5) business days after receipt of Owner's notice indicating any of Tenant's required changes will not be incorporated, cancel this Agreement. If Tenant objects to items which were in the Preliminary Plans and Specifications and cancels this Agreement, the cost of preparing the Final Plans and Specifications shall be borne by Tenant. Owner shall provide to Tenant, as and when prepared, all plans, specifications and other materials regarding or in connection with the Improvements.

          2.2  Construction of the Improvements.  Owner shall, upon approval of
               --------------------------------
Final Plans and Specifications for the Improvements, engage the Project Contractor to construct the Improvements on the Land, pursuant to two (2) construction contracts, one for the Base Improvements and one for the Tenant Improvements. Both construction contracts shall include construction warranties consistent with the warranties described in the Preliminary Plans and Specifications and otherwise reasonably satisfactory to Tenant and the construction contract for the Tenant Improvements shall be subject to Tenant's approval. The construction contracts, among other things, shall require the Project Contractor to cause the Improvements to be constructed substantially in accordance with the Final Plans and Specifications, in a good and workmanlike manner and using only materials complying with the Plans and Specifications and, subject to Unavoidable Delays and delays due to Change Orders, to be complete (as set forth in section 2.4) 270 days after commencement of construction.

          2.3  Payment of Costs of the Improvements.  Owner shall pay all costs
               ------------------------------------
relating to the construction of the Base Improvements and the cost of the Tenant Improvements up to $2,340,000.00. All cost for Tenant Improvements in excess of $2,340,000.00 shall be paid by Tenant with the first $575,000.00 being deducted from the moving and discretionary improvement allowance referred to in the next sentence and the balance paid by Tenant as contracts are entered into or amended, by change order or as otherwise approved by Tenant, for such cost. In addition, on the Term Commencement Date (as defined in the Lease), Owner shall pay to Tenant $575,000.00 (subject to reduction as provided in the preceding sentence) as an allowance for moving and discretionary improvements and if the cost of the Tenant Improvements is less than $2,340,000.00, 50% of the amount by which the cost of the Tenant Improvements is less than $2,340,000.00. If after the construction contract for the Tenant Improvements is entered into by Owner, there are additional costs for the Tenant Improvements solely because of a failure to properly integrate the Tenant Improvements with the Base Improvements, such additional cost shall be borne by Owner.

          2.4  Completion of the Improvements.  The Improvements shall be deemed
               ------------------------------
complete when (i) substantially completed in accordance with the Final Plans and Specifications (excluding items of finish and detail or not otherwise necessary for the normal use and occupancy of the Improvements for their intended purpose) and are ready for occupancy as evidenced by a certificate of substantial completion of the Project Architect and (ii) the City of Irvine has issued a Certificate of Occupancy and cleared the Property for utility services. Tenant, Project Contractor and a representative of Owner shall inspect the Improvements on a date within thirty (30) days of the date the Improvements are substantially complete specified by Owner by at least five (5) business days prior notice to Tenant for the purpose of preparing a list of items of finish and detail or not otherwise necessary for the normal use and occupancy of the Improvements for its intended purpose so these items can be completed following the date the Improvements are deemed complete as provided in this Section. Owner shall cause Contractor to complete all such items as soon as practicable following the date of the inspection but, subject to Unavoidable Delays, within ninety (90) days following the date of the inspection.

          2.5  Execution and Delivery of an Amendment to Lease/Occupancy of
               ------------------------------------------------------------
Improvements.  Owner shall give Tenant at least thirty (30) days' prior written
------------
notice of the anticipated date of completion of the Improvements and shall give Tenant written notice of any delays in the anticipated occupancy date for such improvements as such delays become apparent. Within thirty (30) days after completion of the Improvements, Owner and Tenant shall enter into an Amendment to the Lease in substantially the form of Exhibit A and an Amendment to Memorandum of Lease in substantially the form of Exhibit B, completed so that the Lease Term commences on the date thirty (30) days after the Improvements are complete as set forth in Section 2.4 or, if earlier, the date Tenant opens for business on the Property ("Term Commencement Date"). The Lease Term will commence on such date whether or not the Amendments are executed by Tenant.

          2.6  Early Possession and Entry.
               --------------------------

          (A) After the Improvements are complete, Owner shall deliver Tenant exclusive possession of the Property for the purpose of installing trade fixtures, furniture, equipment and business records and supplies, provided that Owner shall have the right to enter the Property from time to time to inspect construction and as otherwise reasonably necessary. Tenant will be responsible for any injury to or death of persons or loss of or damage to property, including the Improvements while Tenant has possession of the Property pursuant to this Section 2.6A following the delivery of possession of the Property to Tenant but prior to the Term Commencement Date. Tenant will protect, indemnify and hold Owner, its agents, employees, contractors or invitees harmless from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs, loss and expenses (including, without limitation, reasonable attorneys' fees and expenses), imposed upon or incurred by or asserted against Owner or, its agents, employees, contractors or invitees or the Property by reason of the occurrence or existence of any of the following unless caused by the gross negligence, willful misconduct of, Owner, its agents or employees: (a) any accident, injury to or death of persons or loss of or damage to property occurring on or about the Property or any part thereof, or
(b) performance of any labor or services or the furnishing of any materials or other property in respect of the Property or any part thereof at the request of Tenant or (c) the presence, storage, use or handling of Hazardous Materials on or about the Property other than those present on the date Tenant takes possession of the Property.

          (B) Prior to the delivery of possession of the Property to Tenant as contemplated in Section 2.6(A), Tenant may with the prior approval of Owner and the Project Contractor, enter the Property for the purpose of installing Tenant's equipment provided that such entry does not interfere with or delay the construction of the Improvements. In addition, Tenant and Tenant's agents may enter onto the Property as provided in Section 6.9. In connection with any such entry, Tenant will protect, indemnify and hold Owner, its agents, employees, contractors or invitees harmless from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs, loss and expenses (including, without limitation, reasonable attorneys' fees and expenses), imposed upon or incurred by or asserted against Owner or its agents, employees, contractors or invitees or the Property by reason of the occurrence or existence of any of the following unless caused by the gross negligence, willful misconduct of Owner, its agents or employees: (a) any accident, injury to or death of persons or loss of or damage to property occurring on or about the Property or any part thereof caused by Tenant, its agents, employees, contractors or invitees, or (b) performance of any labor or services or the furnishing of any materials or other property in respect of the Property or any part thereof at the request of Tenant or (c) the storage, use or handling of Hazardous Materials on or about the Property by Tenant.

          (C) In case any action, suit or proceeding is brought against Owner, its agents, employees, contractors or invitees by reason of any such occurrence Owner will notify Tenant of such action, suit or proceeding, and Tenant may resist and defend such action, suit or proceeding, or cause the same to be resisted and defended by counsel selected by Tenant and acceptable to Owner. The obligations of Tenant under this Section 2.6 shall survive any termination of this Agreement.

          2.7  Assignment of Improvements Warranties.  Upon execution of the
               -------------------------------------
Amendment, Owner shall assign to Tenant for the Lease Term, all warranties, guaranties and other claims obtained in connection with the construction of the Improvements, including (i) the warranties of the Project Contractor and all subcontractors, (ii) rights on claims against the Project Architect in connection with the design and construction of the Improvements and (iii) rights on claims against any other person relating to the design or construction of the Improvements. Upon termination of the Lease for any reason, all such warranties shall to the extent not being enforced by Tenant revert to the benefit of Owner.

          2.8  Damages.  If, within ninety (90) days, (as extended because of
               -------
Unavoidable Delays) after the date specified in Section 2.2 for completion of the Improvements, Owner fails to complete the Improvements (as specified in Section 2.4), Owner agrees to credit Tenant with one (1) day of Basic Rent under the Lease for each day after the ninetieth (90th) day (as extended because of Unavoidable Delays) after the date specified in Section 2.2 for completion of the Improvements to the date the Improvements are so complete.

3.  CHANGE ORDERS:  After approval of Final Plans and Specifications for the
    -------------
Improvements, Tenant may, by written request to Owner, request reasonable changes to be made to the Improvements; provided such changes do not, without the consent of Owner, change the general exterior character of the Property, reduce the gross area of the Improvements or affect the structural portions or mechanical systems. Owner shall request the Project Architect and Project Contractor (after Owner's approval if Owner's approval is required) to review the Change Order and to (i) determine the additional costs of construction, if any, caused by the Change Order and (ii) determine the time delay, if any, caused by the Change Order and (iii) to submit a written statement thereof to Owner and Tenant. Thereafter, Tenant may by written notice to Owner, elect to have any requested Change Order incorporated into the Improvements provided Tenant pays any additional cost caused by the Change Order. The time for completion of such Improvements will be extended by any time delays caused by the Change Order. The additional cost and/or time delays caused by the Change Order shall include not only the actual cost or time delay occasioned directly by implementing the Change Order, but also all costs or time delays indirectly caused by the Change Order because of scheduling differences, removal of work or modifications of work already in place and additional costs for review of the change orders by the Project Architect, the Project Contractor and any construction lender.

4.  CONDITION TO OWNER'S OBLIGATION TO CONSTRUCT.  Owner's obligation to
    --------------------------------------------
commence construction of the Improvements shall be subject the condition that Final Plans and Specifications for the Improvements shall be complete and approved by Tenant and Owner and Owner and Tenant shall have received (i) a certificate from the Project Architect stating that the Improvements, when constructed in accordance with the approved Plans and Specifications, shall comply with all applicable laws, rules and regulations of all governmental authorities applicable thereto, and (ii) a certificate from the structural engineers engaged in the design of the Improvements, as to the adequacy of the structural design of the Improvements (iii) all governmental approvals and approvals from The Irvine Company under instruments of record necessary for the construction of the Improvements in accordance with the Final Plans and Specifications.

5.  CONDITION TO TENANT'S OBLIGATION.  Tenant's obligation under this Agreement
    --------------------------------
and the Lease is subject to fulfillment of the following conditions:

          5.1.  Title.  Tenant shall have received a policy of title insurance
                -----
issued at Tenant's expense by First American Title Insurance Company in a form and in an amount and subject to such exceptions as are reasonably satisfactory to Tenant (or a committment of First American Title Insurance Company to issue such a policy). If such policy or commitment is not received by Tenant within ten (10) days from the date of this Agreement, Tenant may cancel this Agreement and the Lease by written notice to Owner given within two (2) business days after the expiration of this ten (10) day period.

          5.2   Environmental.  Tenant shall have thirty days after the date of
                -------------
this agreement to have a Phase I environmental review done for the Property. If the environmental review concludes that there are Hazardous Materials (as defined in the Lease), Tenant may cancel this Agreement and the Lease by written notice to Owner given within this thirty (30) day period. Owner represents and warrants to Tenant (which representation and warranty will survive the commencement of the Lease) that Owner has not disposed of any Hazardous Materials on or under the Land and to Owners knowledge, there are no Hazardous Materials on or under the Land.

          5.3.  Permits and Approvals.  All governmental approvals and approvals
                ---------------------
from The Irvine Company or other third parties under instruments of record in the Orange County Recorder's Office necessary for commencement of construction of the Improvements in accordance with Final Plans and Specifications shall have been issued and Owner shall have commenced construction on the Improvements on or before November 1, 1997. Tenant may elect, at its option, to cancel this Agreement and the Lease by reason of nonfulfillment of the foregoing condition by written notice to Owner given at any time after November 1, l997 and prior to commencement of construction of the Improvements.

          5.4.  Completion of the Improvements.  The Improvements shall be
                ------------------------------
substantially complete as provided in Section 2.4 within three hundred ten (310) days after the date specified in Section 2.2 for completion of the Improvements, Tenant may elect, at its option, to cancel this Agreement by reason of nonfulfillment of the foregoing condition by written notice to Owner given at any time thereafter and prior to substantial completion of the Improvements.

6.  MISCELLANEOUS.
    -------------

          6.1  Notices.  All notices, requests, demands and other communications
               -------
given or required to be given hereunder shall be sent as set forth in Section 39 of the Lease. Owner shall direct that Tenant be given a copy of any notice given to Owner under any of the Permitted Exceptions (as defined in the Lease) which require that notices be given to Owner as the owner of the Property.

          6.2  Assignment.  This Agreement shall be binding upon the parties
               ----------
hereto and their respective heirs, successors or representatives and this Agreement may not be assigned by either party without the prior written consent of the other party which consent shall not be unreasonably withheld. A sale of a majority of the common stock of Tenant shall be deemed to be an assignment of the Lease. Owner agrees to consent to any assignment of the Lease in connection with the business combination; provided that: (i) the surviving entity and the consolidated group, if any, which Tenant becomes a part, has a net worth, after such business combination, at least equal to the net worth of Tenant prior to such business combination or (ii) the parent corporation in any such consolidated group guarantees the obligations of Tenant under the Lease.

          6.3  Brokerage Fees.   Owner and Tenant each represent and warrant to
               --------------
the other that no broker, agent or finder, licensed or otherwise has been engaged by it, respectively, in connection with the transaction contemplated by this Agreement, other than Lee & Associates representing Owner and John Virtue representing Tenant, who shall be paid a commission in accordance with a separate agreement with Owner. Owner shall be solely responsible for such commission. In the event of any additional claims for broker's, agent's or finder's fee or commission in connection with the negotiation, execution or consummation of the transaction contemplated by this Agreement or of the Lease, the party upon whose alleged statement, representation or agreement such claim or liability arises shall indemnify, hold harmless and defend the other party from and against such claims, including, without limitation, any reasonable attorneys' fees and court costs.

          6.4  Waiver, Modification, Etc.  The waiver of any breach or condition
               -------------------------
of any provision hereunder by Owner or Tenant shall not be deemed to be a waiver of any preceding or subsequent breach or condition hereunder. No failure or delay of any party in the exercise of any right given hereunder shall constitute a waiver hereof nor shall any partial exercise of any right preclude the further exercise thereof.

          6.5  Severability.  If any paragraph, section, sentence, clause or
               ------------
phrase contained in this Agreement shall become illegal, null or void against public policy, or otherwise unenforceable, for any reason, or shall be held in any court of competent jurisdiction to be illegal, null or void, against public policy, or otherwise unenforceable, the remaining paragraphs, sections, sentences, clauses or phrases contained in this Agreement shall not be affected thereby.

          6.6  Time of Essence.  Time is of the essence in this Agreement as to
               ---------------
all dates and time periods as set forth herein.

          6.7  Amendment; Headings; Counterparts.  This Agreement may be
               ---------------------------------
changed, waived, or terminated only by an instrument in writing signed by both Owner and Tenant. The headings of this Agreement are for purposes of reference only, and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which is an original, but all of which constitute one instrument.

          6.8  ARBITRATION OF DISPUTES.  ALL DISPUTES ARISING UNDER THIS
               -----------------------
AGREEMENT SHALL BE RESOLVED BY SUBMISSION TO BINDING ARBITRATION AT THE ORANGE COUNTY OFFICE OF JAMS/ENDISPUTE ("JAMS") IN ACCORDANCE WITH ITS RULES AND PROCEDURES REGARDING COMMERCIAL DISPUTES, EXCEPT TO THE EXTENT SUCH RULES OR PROCEDURES VARY FROM THE FOLLOWING PARAGRAPHS (A) THROUGH (H):

               (A)  NOTICE.  THE PARTY DESIRING TO INITIATE ARBITRATION CAN DO
                    ------
     SO BY DELIVERING A NOTICE OF AN INTENTION TO ARBITRATE TO THE OTHER PARTY AND TO JAMS. THE NOTICE MUST CONTAIN A DESCRIPTION OF THE DISPUTE, THE AMOUNT OF MONEY INVOLVED, AND THE REMEDIES SOUGHT.

               (B) ARBITRATOR.  THE PARTIES SHALL ATTEMPT TO AGREE ON A RETIRED
                   ----------
     JUDGE FROM THE JAMS PANEL TO ACT AS THE ARBITRATOR HEREUNDER. IF THE PARTIES ARE UNABLE TO AGREE, JAMS SHALL PROVIDE A LIST OF THREE AVAILABLE JUDGES TO EACH PARTY AND EACH PARTY MAY STRIKE ONE. THE REMAINING JUDGE SHALL SERVE AS THE ARBITRATOR. THE PARTIES AGREE THE ARBITRATION MUST BE INITIATED WITHIN ONE YEAR AFTER THE CLAIMED BREACH OCCURRED OR ONE YEAR AFTER THE BREACH WAS DISCOVERED OR SHOULD HAVE BEEN DISCOVERED AND THAT THE FAILURE TO INITIATE ARBITRATION WITHIN THE ONE YEAR PERIOD CONSTITUTES AN ABSOLUTE BAR TO THE INSTITUTION OF ANY ARBITRATION OR ANY JUDICIAL PROCEEDING ON ANY DISPUTE SET FORTH IN THE NOTICE OF INTENT TO ARBITRATE.

               (C)  PRE-HEARING CONFERENCE.  ONCE AN ARBITRATOR IS ASSIGNED TO
                    ----------------------
     HEAR THE MATTER, THE ARBITRATOR SHALL SCHEDULE A PRE-HEARING CONFERENCE TO REACH AGREEMENT ON PROCEDURAL MATTERS, ARRANGE FOR THE EXCHANGE OF

     INFORMATION, OBTAIN STIPULATIONS, AND ATTEMPT TO NARROW THE ISSUES.

               (D) DISCOVERY.  IT IS THE PARTIES' OBJECTIVE TO EXPEDITE THE
                   ---------
     ARBITRATION PROCEEDINGS BY COOPERATING IN ALL DISCOVERY AS SET FORTH IN CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 1283.05 EXCEPT THAT THE LIMITATION IMPOSED BY SECTION 1283.05(e) SHALL NOT BE APPLICABLE. ALL DISCOVERY DISPUTES SHALL BE DECIDED IN THE SOLE DISCRETION OF THE ARBITRATOR.

               (E) BRIEFS AND HEARING.  THE PARTIES MUST FILE BRIEFS WITH THE
                   ------------------
     ARBITRATOR AT LEAST THREE DAYS BEFORE THE ARBITRATION HEARING, SPECIFYING THE FACTS EACH INTENDS TO PROVE AND ANALYZING THE APPLICABLE LAW. THE PARTIES HAVE THE RIGHT TO REPRESENTATION BY LEGAL COUNSEL THROUGHOUT THE ARBITRATION PROCEEDINGS. THE PRESENTATION OF EVIDENCE AT THE ARBITRATION HEARING SHALL BE GOVERNED BY THE CALIFORNIA EVIDENCE CODE. WITHIN REASONABLE LIMITATIONS, BOTH SIDES AT THE HEARING MAY CALL AND EXAMINE WITNESSES FOR RELEVANT TESTIMONY, INTRODUCE RELEVANT EXHIBITS OR OTHER DOCUMENTS, CROSS-EXAMINE OR IMPEACH WITNESSES WHO SHALL HAVE TESTIFIED ORALLY ON ANY MATTER RELEVANT TO THE ISSUES, AND OTHERWISE REBUT EVIDENCE, AS LONG AS THESE RIGHTS ARE EXERCISED IN AN EFFICIENT AND EXPEDITIOUS MANNER IN THE SOLE DISCRETION OF THE ARBITRATOR. ORAL EVIDENCE GIVEN AT THE ARBITRATION HEARING SHALL BE GIVEN UNDER OATH. ANY PARTY DESIRING A STENOGRAPHIC RECORD MAY SECURE A COURT REPORTER TO ATTEND THE ARBITRATION PROCEEDINGS. THE PARTY REQUESTING THE COURT REPORTER MUST NOTIFY THE OTHER PARTY AND THE ARBITRATOR OF THE ARRANGEMENT IN ADVANCE OF THE HEARING, AND MUST PAY FOR THE COST INCURRED.

               (F) DECISION.  THE ARBITRATOR'S DECISION SHALL BE BASED ON THE
                   --------
     EVIDENCE INTRODUCED AT THE HEARING, INCLUDING ALL LOGICAL AND REASONABLE INFERENCES THEREFROM. THE ARBITRATOR MAY GRANT ANY REMEDY OR RELIEF WHICH IS JUST AND EQUITABLE. THE AWARD MUST BE MADE IN WRITING AND SIGNED BY THE ARBITRATOR. IT SHALL CONTAIN A CONCISE STATEMENT OF THE REASONS IN SUPPORT OF THE DECISION. THE AWARD MUST BE MAILED PROMPTLY TO THE PARTIES, BUT NO LATER THAN THIRTY DAYS FROM THE CLOSING OF THE HEARING. THE AWARD CAN BE JUDICIALLY ENFORCED (CONFIRMED, CORRECTED OR VACATED) PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 1285 ET SEQ. THE AWARD IS FINAL
                                                     -- ---
     AND BINDING AND THERE IS NO DIRECT APPEAL FROM THE AWARD ON THE GROUNDS OF ERROR IN THE APPLICATION OF THE LAW.

               (G) COSTS.  EACH PARTY TO THE ARBITRATION MUST PAY ITS OWN
                   -----
     WITNESS FEES. EACH PARTY MUST PAY ITS PRO-RATA SHARE OF THE ARBITRATOR'S FEES. THE ARBITRATOR MUST AWARD TO THE PREVAILING PARTY ATTORNEYS' FEES AND COSTS ACTUALLY AND REASONABLY INCURRED.

NOTICE: BY INITIALING IN THE SPACE BELOW YOU ARE AGREEING TO HAVE ANY DISPUTE ARISING OUT OF THE MATTERS INCLUDED IN THE "ARBITRATION OF DISPUTES" PROVISION DECIDED BY NEUTRAL ARBITRATION AS PROVIDED BY CALIFORNIA LAW AND YOU ARE GIVING UP YOUR JUDICIAL RIGHTS TO DISCOVERY AND APPEAL, UNLESS THOSE RIGHTS ARE SPECIFICALLY INCLUDED IN THE "ARBITRATION OF DISPUTES" PROVISION. IF YOU REFUSE TO SUBMIT TO ARBITRATION AFTER AGREEING TO THIS PROVISION, YOU MAY BE COMPELLED TO ARBITRATE UNDER THE AUTHORITY OF THE CALIFORNIA CODE OF CIVIL PROCEDURE. YOUR AGREEMENT TO ARBITRATE IS VOLUNTARY.

WE HAVE READ AND UNDERSTAND THE FOREGOING AND AGREE TO SUBMIT DISPUTES ARISING OUT OF THE MATTERS INCLUDED IN THE " ARBITRATION OF DISPUTES" PROVISION TO NEUTRAL ARBITRATION.

       __________________________           ________________________
       OWNER'S INITIALS                     TENANT'S INITIALS

          6.9  Tenant Participation.  Tenant and Tenant's agents shall be
               --------------------
entitled to participate in all meetings with the Project Architects or Project Contractor relating to the design and construction of the Improvements. Owner will endeavor to give Tenant at least twenty four (24) hours prior notice (which need not be in writing) of the time and place of all such meetings and will furnish Tenant with copies of any minutes of any such meeting. Tenant and Tenant's agents shall have the right to enter the Property from time to time at reasonable times to inspect the progress of the construction provided that such entry shall not delay the course of construction nor shall Tenant interfere in any fashion with the course of construction. Any entry by Tenant hereunder shall be covered by the indemnity set forth in Section 2.6(B) of this Agreement.

          6.10  Standard for Consents and Approvals.  Any consent or approval to
                -----------------------------------
be given by Owner or Tenant shall not be unreasonably withheld or delayed, and if withheld, shall be in writing and be accompanied by a written explanation of the reasons such consent or approval was withheld.

          6.11  Termination.  In the event this Agreement and the Lease are
                -----------
terminated, Tenant hereby agrees to execute, acknowledge and deliver to Owner all documents as Owner may reasonably deem necessary to evidence any such termination including, but not limited to, such instrument or instruments satisfactory to Lessor as may be necessary to eliminate the effect of the Memorandum of Lease referred to in Section 40 of the Lease and to indemnify Owner from all loss, cost or expense caused by Tenant's failure to execute, acknowledge and deliver any such instrument including, but not limited to (i) reasonable attorneys' fees arising as a result of such failure and all cost of prosecuting any action or actions to expunge or remove the effect of such Memorandum of record and (ii) all consequential damages or loss resulting from such Memorandum being of record such as lost profits or opportunities as a result of the slander of title arising out of such failure.

          6.12  Exhibits.  All exhibits and schedules referenced herein are
                --------
attached hereto and hereby made a part of this Agreement by reference.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

                              OWNER

                              NIKKO CAPITAL CORP.,
                              a California corporation

                              By:
                                 ---------------------------------------------
                                 Toshiaki Ueno, President


                              TENANT

                              CONSUMER PORTFOLIO SERVICES, INC., a California corporation

                              By:
                                 ---------------------------------------------
                              Its:
                                  --------------------------------------------

                                   EXHIBIT A
                                   ---------
                               AMENDMENT TO LEASE

          This amendment is made as of __________, 1998 by and between NIKKO CAPITAL CORP., a California corporation ("Lessor") and CONSUMER PORTFOLIO SERVICES, INC., a California corporation ("Tenant") to the Lease dated October 27, I997 between Lessor and Tenant of the Property at __________, Irvine, California as follow:

          1. The Term Commencement Date as referred to in Section 1 of the Lease shall be __________, 1998.

          2. As hereby amended, the Lease is and shall remain in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year first above written.

                              TENANT

                              CONSUMER PORTFOLIO SERVICES, INC.,
                              a California corporation

                              By:
                                 ----------------------------------------
                              Its:
                                  ---------------------------------------


                              By:
                                 ----------------------------------------
                              Its:
                                  ---------------------------------------


                              LESSOR

                              NIKKO CAPITAL CORP.,
                              a California corporation

                              By:
                                 -----------------------------------------
                                   Toshiaki Ueno,
                                   President

                                   EXHIBIT B
                                   ---------

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

Nikko Capital Corp.
3961 MacArthur Boulevard, Suite 105
Newport Beach, CA 92660

================================================================================

                        AMENDMENT TO MEMORANDUM OF LEASE

          THIS AMENDMENT TO MEMORANDUM OF LEASE is made as of the ______ day of _______, 199__ by and between Nikko Capital Corp., a California corporation (hereinafter "Landlord"), and Consumer Portfolio Services, Inc., a California corporation (hereinafter "Tenant"), in order to amend that certain Memorandum of Lease between Landlord and Tenant dated __________, 1997 ("Memorandum of Lease") recorded with the Office of the Recorder of Orange County, California on ________________, 199___ as Instrument No. _______________.

          The term of the lease referred to in the Memorandum of Lease commences on ____________________, 199__.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Memorandum of Lease as of the day and year first written above.

LANDLORD:                                        TENANT:

Nikko Capital Corp., a California corporation    Consumer Portfolio Services, Inc.,
                                                 a California corporation

By:                                              By:
   ------------------------------------------        -------------------------------
Its:                                             Its:
    -----------------------------------------         ------------------------------

STATE OF CALIFORNIA      )
                         )  SS:
COUNTY OF ______________ )

          On ___________________, before me, ______________________, a Notary
Public in and for said State, personally appeared _________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

          WITNESS my hand and official seal.

          ___________________________________

(SEAL)




STATE OF CALIFORNIA      )
                         )  SS:
COUNTY OF ______________ )


          On ___________________, before me, ______________________, a Notary
Public in and for said State, personally appeared _________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

          WITNESS my hand and official seal.

          ___________________________________

                                     (SEAL)

                                   Schedule 1

                               LEGAL DESCRIPTION

ALL THAT REAL PROPERTY IN THE CITY OF IRVINE, COUNTY OF ORANGE, STATE OF CALIFORNIA MORE PARTICULARLY DESCRIBED AS FOLLOWS:

          PARCEL 1:
          --------

          Parcel 1 of Parcel Map No. 89-343 in the City of Irvine, County of Orange, State of California, as per map filed April 30, 1990 in Book 251, Page(s) 4 through 7 inclusive of Parcel Maps, in the office of the County Recorder of said County.

          EXCEPTING THEREFROM all oil, oil rights, minerals, mineral rights, natural gas rights and other hydrocarbons by whatsoever name known that may be within or under the parcel of land hereinabove described, together with the perpetual right of drilling, mining, exploring and operating therefor, and storing in and removing the same from said land or any other land, including the right to whipstock or directionally drill and mine from land other than those hereinabove described, oil or gas wells, tunnels and shafts into, through or across the subsurface of the land hereinabove described, and to bottom such whipstocked or directionally drilled wells, tunnels and shafts under and beneath or beyond the exterior limits thereof, and to redrill, retunnel, equip, maintain, repair, deepen and operate any such wells or mines, without, however, the right to drill, mine, store, explore and operate through the surface or the upper 500 feet of the subsurface of the land hereinabove described.

          PARCEL 2:
          ---------

          An appurtenant non-exclusive easement for common driveway, drainage and utility purposes, as described in the "Declaration Creating and Reserving Common Driveway Easements" recorded May 9, 1990 as Instrument No. 90-243479 of Official Records of said County, over the North 29.00 feet of Parcel 2, in the City of Irvine, County of Orange, State of California, as per map filed in Book 251, Pages 4 through 7 inclusive of Parcel Maps, in the office of the County Recorder of said County.

          EXCEPT THEREFROM that portion lying within the easement for road purposes to the City of Irvine per Deed recorded December 1, 1988 as Instrument No. 88-625562 of official Records.

                                   SCHEDULE 2

                                   SITE PLAN

                                      and

                                BUILDING LAYOUT

                                   SCHEDULE 3

                        Description of the Improvements
                        --------------------------------

                                      and
                                      ---

                        List of Plans and Specifications
                        --------------------------------


Description of Base Improvements
--------------------------------


Description of Tenant Improvements
----------------------------------